UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 16, 2017

____________________

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 338-9119
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2017, National Instruments Corporation ("NI") furnished financial information pursuant to Item 2.02 of Form 8-K (the "Form 8-K") regarding financial results for NI's fourth fiscal quarter ended December 31, 2016.  Based on NI's additional analysis of its calculation for provision for income taxes for the three and twelve-month periods ended December 31, 2016, NI is furnishing in the tables below revisions to certain of the financial information included in its Form 8-K.

The additional analysis referred to above did not impact NI's financial guidance included in the Form 8-K and NI is confirming, as of the date hereof, its financial guidance previously furnished in the Form 8-K dated January 26, 2017.

The information herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

NI's audited financial results for the year ended December 31, 2016 will be contained in its Annual Report on Form 10-K which is expected to be filed with the Securities and Exchange Commission on or about the date hereof.

A reconciliation of the financial information previously furnished in the Form 8-K on January 26, 2017 to the revised financial information is detailed in the tables below;

National Instruments
Condensed Consolidated Balance Sheets
(in thousands)

	December 31, 2016 (Unaudited)
	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017
Assets
Current assets:
Cash and cash equivalents	285,283		285,283
Short-term investments	73,117		73,117
Accounts receivable, net	228,686		228,686
Inventories, net	193,608		193,608
Prepaid expenses and other current assets	54,056	(103)	53,953
Total current assets	834,750	(103)	834,647

Property and equipment, net	260,456		260,456
Goodwill	253,197		253,197
Intangible assets, net	108,663		108,663
Other long-term assets	39,601		39,601
Total assets	1,496,667	(103)	1,496,564

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	48,800		48,800
Accrued compensation	27,743		27,743
Deferred revenue - current	115,577		115,577
Accrued expenses and other liabilities	32,289	708	32,997
Other taxes payable	34,958		34,958
Total current liabilities	259,367	708	260,075

Long-term debt	25,000		25,000
Deferred income taxes	41,733	3,653	45,386
Liability for uncertain tax positions	11,719		11,719
Deferred revenue - long-term	29,752		29,752
Other long-term liabilities	10,413		10,413
Total liabilities	377,984	4,361	382,345

Stockholders' equity:
Preferred stock	-		-
Common stock	1,292		1,292
Additional paid-in capital	771,346		771,346
Retained earnings	380,883	(4,681)	376,202
Accumulated other comprehensive loss	(34,838)	217	(34,621)
Total stockholders' equity	1,118,683	(4,464)	1,114,219
Total liabilities and stockholders' equity	1,496,667	(103)	1,496,564

National Instruments
Condensed Consolidated Statements of Income
(in thousands, except per share data, unaudited)

	Three Months Ended Dec. 31, 2016			Year Ended Dec. 31, 2016
	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017
Net sales:
Product	300,218		300,218	1,116,703		1,116,703
Software maintenance	28,314		28,314	111,476		111,476
Total net sales	328,532		328,532	1,228,179		1,228,179

Cost of sales:
Product	81,468		81,468	306,730		306,730
Software maintenance	1,264		1,264	6,391		6,391
Total cost of sales	82,732		82,732	313,121		313,121

Gross profit	245,800		245,800	915,058		915,058

Operating expenses:
Sales and marketing	115,006		115,006	461,236		461,236
Research and development	57,461		57,461	235,706		235,706
General and administrative	24,082		24,082	98,390		98,390
Total operating expenses	196,549		196,549	795,332		795,332

Operating income	49,251		49,251	119,726		119,726

Other income (expense):
Interest income	335		335	1,122		1,122
Net foreign exchange loss	(3,162)		(3,162)	(4,632)		(4,632)
Other income (expense), net	471		471	(1,581)		(1,581)

Income before income taxes	46,895		46,895	114,635		114,635

Provision for income taxes	13,065	4,681	17,746	27,220	4,681	31,901

Net income	33,830	(4,681)	29,149	87,415	(4,681)	82,734

Basic earnings per share	0.26	(0.03)	0.23	0.68	(0.04)	0.64
Diluted earnings per share	0.26	(0.03)	0.23	0.68	(0.04)	0.64

Weighted average shares outstanding -
Basic	129,108		129,108	128,453		128,453
Diluted	129,503		129,503	129,008		129,008

National Instruments
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Year Ended Dec. 31, 2016
	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017

Cash flow from operating activities:
Net income	87,415	(4,681)	82,734
Adjustments to reconcile net income to net cash provided by operating activities:		-
Depreciation and amortization	73,390	-	73,390
Stock-based compensation	25,832	-	25,832
Tax expense/(benefit) expense from deferred income taxes	(22,751)	17,321	(5,430)
Tax benefit from stock option plans	(442)	-	(442)
Acquisition-related fair value adjustments	1,585	-	1,585
Net change in operating assets and liabilities	30,811	(12,640)	18,171
Net cash provided by operating activities	195,840	-	195,840

Cash flow from investing activities:
Capital expenditures	(44,425)		(44,425)
Capitalization of internally developed software	(31,859)		(31,859)
Additions to other intangibles	(2,342)		(2,342)
Acquisitions, net of cash received	(549)		(549)
Purchases of short-term investments	(39,097)		(39,097)
Sales and maturities of short-term investments	47,769		47,769
Net cash used by investing activities	(70,503)	-	(70,503)

Cash flow from financing activities:
Proceeds from revolving line of credit	15,000		15,000
Principal payments on revolving line of credit	(27,000)		(27,000)
Proceeds from issuance of common stock	28,907		28,907
Repurchase of common stock	(5,635)		(5,635)
Dividends paid	(102,897)		(102,897)
Tax benefit from stock option plans	442		442
Net cash used by financing activities	(91,183)	-	(91,183)

Net change in cash and cash equivalents	34,154		34,154
Cash and cash equivalents at beginning of year	251,129		251,129
Cash and cash equivalents at end of year	285,283	-	285,283

National Instruments
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, unaudited)

Reconciliation of Provision for income taxes to Non-GAAP Provision for income taxes

	Three Months Ended Dec. 31, 2016			Year Ended Dec. 31, 2016
	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017
Provision for income taxes, as reported	13,065	4,681	17,746	27,220	4,681	31,901
Stock-based compensation	1,125	-	1,125	7,322	-	7,322
Amortization of acquisition intangibles	(855)	-	(855)	(2,162)	-	(2,162)
Acquisition transaction costs, restructuring charges, and other	94	-	94	1,452	-	1,452
Acquisition-related fair value adjustments	567	-	567	567	-	567
Non-GAAP provision for income taxes	13,996	4,681	18,677	34,399	4,681	39,080

Reconciliation of GAAP Net Income, Basic EPS and Diluted EPS to Non-GAAP Net Income, Non-GAAP Basic EPS and Non-GAAP Diluted EPS
(in thousands, except per share data, unaudited)

	Three Months Ended Dec. 31, 2016			Year Ended Dec. 31, 2016
	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017

Net income, as reported	33,830	(4,681)	29,149	87,415	(4,681)	82,734
Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation, net of tax effect	5,069	-	5,069	18,444	-	18,444
Amortization of acquisition intangibles, net of tax effect	3,350	-	3,350	15,234	-	15,234
Acquisition transaction costs, restructuring, and other, net of tax effect	242	-	242	2,812	-	2,812
Acquisition-related fair value adjustments, net of tax effect	1,018	-	1,018	1,018	-	1,018
Non-GAAP net income	43,509	(4,681)	38,828	124,923	(4,681)	120,242

Basic EPS, as reported	0.26	(0.03)	0.23	0.68	(0.04)	0.64
Adjustment to reconcile basic EPS to non-GAAP
basic EPS:
Impact of stock-based compensation, net of tax effect	0.04	(0.01)	0.03	0.14	-	0.14
Impact of amortization of acquisition intangibles, net of tax effect	0.03	-	0.03	0.12	-	0.12
Impact of acquisition transaction costs, restructuring, and other, net of tax effect	-	-	-	0.02	-	0.02
Impact of acquisition-related fair value adjustments, net of tax effect	0.01	-	0.01	0.01	-	0.01
Non-GAAP basic EPS	0.34	(0.04)	0.30	0.97	(0.04)	0.93

Diluted EPS, as reported	0.26	(0.03)	0.23	0.68	(0.04)	0.64
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS
Impact of stock-based compensation, net of tax effect	0.04	(0.01)	0.03	0.14	-	0.14
Impact of amortization of acquisition intangibles, net of tax effect	0.03	-	0.03	0.12	-	0.12
Impact of acquisition transaction costs, restructuring, and other, net of tax effect	-	-	-	0.02	-	0.02
Impact of acquisition-related fair value adjustments, net of tax effect	0.01	-	0.01	0.01	-	0.01
Non-GAAP diluted EPS	0.34	(0.04)	0.30	0.97	(0.04)	0.93

Weighted average shares outstanding -
Basic	129,108	-	129,108	128,453	-	128,453
Diluted	129,503	-	129,503	129,008	-	129,008

National Instruments
Reconciliation of Net Income to EBITDA
(in thousands, unaudited)

	Three Months Ended Dec. 31, 2016			Year Ended Dec. 31, 2016
	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017	As furnished on January 26, 2017	Impact of revision	As furnished on February 16, 2017

Net income, as reported	33,830	(4,681)	29,149	87,415	(4,681)	82,734
Adjustments to reconcile net income to EBITDA:		-			-
Interest income, net	(155)	-	(155)	(349)	-	(349)
Tax expense	13,065	4,681	17,746	27,220	4,681	31,901
Depreciation and amortization	18,226	-	18,226	73,390	-	73,390
EBITDA	64,966	-	64,966	187,676	-	187,676
Weighted average shares outstanding - Diluted	129,503	-	129,503	129,008	-	129,008

Non-GAAP Presentation
In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results and non-GAAP information that exclude certain charges. In this Current Report on Form 8-K, NI has presented its provision for income taxes, net income and basic and fully diluted EPS for the three- and twelve-month periods ending Dec. 31, 2016 on a GAAP and non-GAAP basis.
When presenting non-GAAP information, NI includes a reconciliation of the non-GAAP results to the GAAP results. NI believes that including the non-GAAP results assists investors in assessing the company's operational performance and its performance relative to its competitors.  NI presents these non-GAAP results as a complement to results provided in accordance with GAAP, and these results should not be regarded as a substitute for GAAP. NI uses these non-GAAP measures to manage and assess the profitability and performance of its business and does not consider stock-based compensation expense, amortization of acquisition-related intangibles, acquisition-related transaction costs, taxes levied on the transfer of acquired intellectual property, foreign exchange loss on acquisitions, acquisition-related fair value adjustments, and restructuring charges in managing its operations. Specifically, NI uses non-GAAP measures to plan and forecast future periods; to establish operational goals; to compare with its business plan and individual operating budgets; to measure management performance for the purposes of executive compensation, including payments to be made under bonus plans; to assist the public in measuring the company's performance relative to the company's long-term public performance goals; to allocate resources; and, relative to the company's historical financial performance, to enable comparability between periods. NI also considers such non-GAAP results to be an important supplemental measure of its performance.
This Current Report on Form 8-K discloses NI's EBITDA for the three- and twelve- month periods ending Dec. 31, 2016. NI believes that including the EBITDA results assists investors in assessing the company's operational performance relative to its competitors. A reconciliation of EBITDA to GAAP net income is included with this Current Report on Form 8-K.
Forward-Looking Statements

The foregoing statement whereby NI is confirming, as of the date hereof, its financial guidance previously furnished in the Form 8-K dated January 26, 2017 is a "forward-looking statement" that is subject to a number of risks and uncertainties, including the risk of adverse changes or fluctuations in the global economy, foreign exchange fluctuations, fluctuations in demand for NI's products including orders from its largest customer, component shortages, delays in the release of new products, NI's ability to effectively manage its operating expenses, manufacturing inefficiencies and the level of capacity utilization, the impact of any recent or future acquisitions, expense overruns, adverse effects of price changes or effective tax rates. Actual results may differ materially from the expected results.   NI directs readers to its Form 10-K for the year ended Dec. 31, 2015, its Form 10-Q for the quarter ended Sept. 30, 2016; and the other documents it files with the SEC for other risks associated with the company's future performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ DAVID G. HUGLEY
David G. Hugley Vice President & General Counsel; Secretary

Date:  February 16, 2017